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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549


                                   FORM 15


                  Certification and Notice of Termination of
              Registration under Section 12(g) of the Securities
              Exchange Act of 1934 or Suspension of Duty to File
                  Reports under Sections 13 and 15(d) of the
                       Securities Exchange Act of 1934



                         Commission File Number 08628
                         ----------------------------

                      FOUR CORNERS FINANCIAL CORPORATION

            (Exact name of registrant as specified in its charter)
            ------------------------------------------------------

                  370 East Avenue, Rochester, New York 14604
                  ------------------------------------------
                         (Address, including zip code
                 of registrant's principal executive offices)
                 -------------------------------------------
                                (716) 454-2263
             (Registrant's telephone number, including area code)

                        Commmon Stock, $4.00 par value
                        ------------------------------
           (Title of each class of securities covered by this Form)



                                     None
                                     ----
        Titles of all other classes of securities for which a duty to file reports under section 13(a) or 15(d) remains



         Please place an X in the box(es) to designate the appropiate rule provision(s) relied upon to terminate or suspend the duty to file reports:



 Rule 12g-4(a)(1)(i) /x/ Rule 12(h)-3(b)(1)(ii) / / Rule 12g-4(a)(1)(ii) / /
    Rule 12h-3(b)(2)(i) / / Rule 12g-4(a)(2)(i) / / Rule 12h-3(b)(ii) / /
       Rule 12g-4(a)(2)(ii) / / Rule 15d-6 / / Rule 12h-3(b)(1)(i) /x/

Approximate number of holders of record as of the certification or notice date:
174


Pursuant to the requirements of the Securities Exchange Act of 1934, FOUR CORNERS FINANCIAL CORPORATION has caused this certification/notice on its behalf by the undersigned duly authorized person.




DATE: April 9, 1999                        By: /s/ William Gagliano
                                               --------------------------------
                                               William Gagliano,
                                               Executive Vice President